Filed Pursuant to Rule 497
File no. 333-182941

Minimum Offering of 166,667 Shares
Maximum Offering of 100,000,000 Shares

Priority Senior Secured Income Fund, Inc.

Prospectus Supplement No. 1 dated September 3, 2013
to
Prospectus dated May 9, 2013

        This Prospectus Supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Senior Secured Income Fund, Inc. (the "Company") dated May 9, 2013 (the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 30 of the Prospectus before you decide to invest.

Statement of Additional Information

        We have filed with the Securities and Exchange Commission a Statement of Additional Information ("SAI") dated as of the date of this Prospectus Supplement containing additional information about us. The SAI is incorporated by reference in its entirety into this Prospectus Supplement.

Management

        The following disclosure supplements the disclosure under "Management" on page 75 of the Prospectus:

        On August 16, 2013, our sole stockholder re-elected Mr. Eugene S. Stark to our board of directors for a new term expiring in 2016.

Privacy Notice

        The following disclosure replaces the disclosure under "Privacy Notice" on page 122 of the Prospectus:

        We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Priority Senior Secured Income Fund, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Priority Senior Secured Income Fund, Inc.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third-party except as described below.

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  Authorized personnel of our Adviser.  It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

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  Service providers.  We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

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  Courts and government officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.